EXHIBIT 10.6

Execution Version
AMENDMENT NO. 3

This AMENDMENT (this “Amendment”) dated as of January 27, 2014 is by and between NRG West Holdings LLC, as Borrower and Credit Agricole Corporate and Investment Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in Appendix A to the Credit Agreement.
W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 23, 2011, as amended by Amendment No. 1 dated as of October 7, 2011 and Amendment No. 2 dated as of February 29, 2012 (the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Requisite Financing Parties or the Requisite Tranche B Lenders (as applicable) approve this Amendment of the Credit Agreement on the terms and subject to the conditions herein specified; and
WHEREAS, the Requisite Financing Parties and the Requisite Tranche B Lenders (as applicable) have consented to this Amendment of the Credit Agreement on the terms and subject to the conditions herein specified and directed the Administrative Agent to therefore execute and deliver this Amendment in accordance with Sections 4.2, 10.11 and 11.10 (as applicable) of the Credit Agreement;
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby established and confirmed, the parties hereto hereby agree as follows:
1.Consent Subject to Sections 2 and 3 below, pursuant to Sections 4.6(h)(i)(c) and 10.11 of the Credit Agreement, the Administrative Agent (at the direction of the Requisite Financing Parties) hereby consents to the survey items described in item 14 of Schedule B – Part I of that certain [Pro Forma Loan Policy Loan Policy of Title Insurance issued by Fidelity National Title Insurance Company under Policy No. Pro Forma-23036266-AL] (attached hereto as Exhibit A) (the “Pro Forma”); provided, that the Reissued Title Policy is in a form substantially similar to the Pro Forma, including the Survey Encroachment Endorsement, and includes a commitment to include in any owner’s title insurance policy issued to any purchaser of any portion of the Collateral from any Lenders or through foreclosure all endorsements issued in the Pro Forma in connection with the survey items described in item 14 of the Pro Forma; provided, further, that as to any such survey items for which all such endorsements cannot be issued, such survey items shall be subject to the requirements of Section 6.8(b)(vi) of the Credit Agreement.
2.    Amendment.
(a)    The Parties hereby agree to insert the following as a new Section 6.8 between Section 6.7 and Article VII of the Credit Agreement:
“6.8 Encroachments; Title Policy. The Borrower shall promptly, but in any event not later than 90 days after the Term Conversion Date:

(a)
Pursuant to Section 7.14(g) and notwithstanding anything else to the contrary in this Credit Agreement or any other Financing Document but subject to the provisions of this Section 6.8, amend the Site Agreements (the “Revised Site Agreements”) solely to revise the applicable legal descriptions of the real property covered thereunder and make such other modifications to the Site Agreements as the Administrative Agent may reasonably require in order to eliminate the encroachments (the “Encroachments”) described in subsections G, N, S, T, V, HH, II, JJ and RR of item 14 of Schedule B – Part I of that certain [Pro Forma Loan Policy of Title Insurance issued by Fidelity National Title Insurance

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Company under Policy No. Pro Forma-23036266-AL], attached hereto as Schedule 6.8 (the “Fidelity Pro Forma”). The Revised Site Agreements and any other documentation related thereto shall be in a form to allow or cause the Title Company to issue the Second Reissued Title Policy to meet the requirements of Section 6.8(b) below and otherwise shall be in form and substance reasonably satisfactory to the Administrative Agent. Borrower shall also obtain any consents necessary from third parties, including Site Owners and subordinated lenders, in connection with said amendments.

(b)
Deliver to the Administrative Agent a Title Policy which has been reissued by the Title Insurance Company (the “Second Reissued Title Policy”) and such Second Reissued Title Policy shall (i) insure the continuing first priority of the Mortgage (subject only to (A) Permitted Priority Liens and (B) other Permitted Liens to the extent junior to the Liens granted for the benefit of the Secured Parties pursuant thereto) and otherwise be in form and substance reasonably satisfactory to Administrative Agent, (ii) contain only the coverage exceptions set forth in the Fidelity Pro Forma or that are otherwise approved by the Administrative Agent, provided that the Encroachments shall be deleted, (iii) reflect the revised legal descriptions of the real property covered under the Site Agreements as required by Section 6.8(a) above, (iv) be in an amount equal to the Title Policy Amount, (v) insure the amendments and confirmatory documents described in Section 6.8(d) below and (vi) include a commitment to include in any owner’s title insurance policy issued to any purchaser of any portion of the Collateral from any Lenders or through foreclosure (a “Subsequent Purchaser”) all endorsements issued in the Fidelity Pro Forma in connection with the survey items described in item 14 of the Fidelity Pro Forma or, for any such survey items for which all such endorsements cannot be issued, a commitment to exclude such survey items as exceptions to such owner’s title insurance policy to be issued to a Subsequent Purchaser.

(c)
Deliver to the Administrative Agent a final “as-built” survey of the Site, addressed to the Collateral Agent for the benefit of the Secured Parties, the Title Insurance Company and the Borrower showing the completed Project, which survey shall (i) be in form and substance reasonably satisfactory to the Collateral Agent and the Title Insurance Company, (ii) disclose no easements, rights-of-way or encumbrances, other than (A) Permitted Priority Liens and (B) other Permitted Liens to the extent junior to the Liens granted for the benefit of the Secured Parties pursuant to the Mortgage, (iii) contain only the coverage exceptions set forth in the Fidelity Pro Forma or that are otherwise approved by the Administrative Agent, provided that the Encroachments shall be deleted, and (iv) reflect the revised legal descriptions of the real property covered under the Site Agreements as required by Section 6.8(a) above.

(d)
Prepare and cause to be executed and recorded such amendments to the Mortgage or other confirmatory documents as may be reasonably requested by the Collateral Agent in order to protect, confirm or maintain the first-priority Lien of the Mortgage on the Mortgaged Property, as reflected in the final survey delivered pursuant to Section 8.6(c) above. Any and all amendments described in the foregoing sentence must be insured under the Second Reissued Title Policy.”

(b)    The Parties hereby agree to insert the following definition in alphabetic order in Appendix A to the Credit Agreement:
“Encroachments” has the meaning set forth in Section 6.8(a) of this Credit Agreement.
“Fidelity Pro Forma” has the meaning set forth in Section 6.8(a) of this Credit Agreement.
“Revised Site Agreements” has the meaning set forth in Section 6.8(a) of this Credit Agreement.
“Second Reissued Title Policy” has the meaning set forth in Section 6.8(b) of this Credit Agreement.”

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“Subsequent Purchaser” has the meaning set forth in Section 6.8(b) of this Credit Agreement.”
(c)    Exhibit A hereto is added as a new Schedule 6.8 to the Credit Agreement.
3.    Waiver. Pursuant to Section 4.2 of the Credit Agreement, the Administrative Agent (at the direction of the Requisite Tranche B Lenders) hereby consents to the waiver of the following condition to making of a Tranche B Construction Loan on or about January 28, 2014: the requirement under Sections 4.2(b) and 3.2 of the Credit Agreement that the Borrower shall deliver a Borrowing Request to the Administrative Agent not later than 11:00 a.m. (New York City time) on the first Business Day prior to the proposed date of Borrowing set forth therein in the case of Base Rate Loans, provided that the Borrower shall deliver a Borrowing Request to the Administrative Agent not later than 5:00 p.m. (New York City time) on the first Business Day prior to the proposed date of Borrowing set forth therein in the case of Base Rate Loans.
4.    No Waivers; Etc. Except as expressly provided in this Amendment, (i) all of the terms and conditions of the Financing Documents remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified and (ii) neither the Administrative Agent nor any Financing Party waives any Default or Event of Default, or any right or remedy available to the Administrative Agent or any Financing Party under the Financing Documents, whether any such defaults, rights or remedies presently exist or arise in the future. Notwithstanding anything contained herein, the amendments contained in this Amendment (i) are limited as specified, (ii) are effective only with respect to the transactions described in this Amendment for the specific instance and the specific purpose for which it is given, (iii) shall not be effective for any other purpose or transaction and (iv) do not constitute an amendment or basis for a subsequent consent or waiver of any of the provisions of the Financing Documents.
5.    Representations and Warranties. The Borrower hereby represents and warrants that each of the representations and warranties set forth in the Credit Agreement are true and correct on and as of the date hereof as they relate to the execution and delivery of this Amendment and are otherwise true and correct on the date hereof in all material respects after giving effect thereto.
6.    Full Force and Effect; Ratification. This Amendment shall be construed in connection with and as part of the Credit Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Credit Agreement are hereby ratified and shall remain in full force and effect, enforceable in accordance with their respective terms.
7.    References to the Credit Agreement. Any and all notices, requests, certificates and other instruments executed and delivered after the Effective Date may refer to any Financing Document without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.
8.    Financing Document. Each of the parties hereto acknowledges and agrees that this Amendment shall be deemed a “Financing Document” for all purposes under the Credit Agreement.
9.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the day and year first above written.

NRG WEST HOLDINGS LLC,
as Borrower
By: /s/ Gaetan Frotte
Name: Gaetan Frotte
Title: Treasurer

Signature Page to Third Amendment Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Administrative Agent
By: /s/ Edward Chu
Name: Edward Chu
Title: Vice President

By: /s/ Ted Vandermel
Name: Ted Vandermel
Title: Director

Signature Page to Third Amendment Agreement

EXHIBIT A to AMENDMENT NO. 3

SCHEDULE 6.8

Fidelity Pro Forma

[Attached]

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Fidelity National Title Insurance Company

POLICY NO.: Pro Forma-23036266-AL
PRO FORMA
LOAN POLICY OF TITLE INSURANCE
Issued by

Fidelity National Title Insurance Company
Any notice of claim and any other notice or statement in writing required to be given to the Company under this Policy must be given to the Company at the address shown in Section 17 of the Conditions.
COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, FIDELITY NATIONAL TITLE INSURANCE COMPANY, a California corporation (the
“Company”) insures as of Date of Policy and, to the extent stated in Covered Risks 11, 13, and 14, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term “encroachment” includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

27307 (6/06) ALTA Loan Policy (6/17/06)

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(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.
An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.
The invalidity or unenforceability of the lien of the Insured Mortgage upon the Title. This Covered Risk includes but is not limited to insurance against loss from any of the following impairing the lien of the Insured Mortgage

(a)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(b)	failure of any person or Entity to have authorized a transfer or conveyance;

(c)	the Insured Mortgage not being properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(d)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(e)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(f)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(g)	a defective judicial or administrative proceeding.

10.	The lack of priority of the lien of the Insured Mortgage upon the Title over any other lien or encumbrance.

11.	The lack of priority of the lien of the Insured Mortgage upon the Title

(a)
as security for each and every advance of proceeds of the loan secured by the Insured Mortgage over any statutory lien for services, labor, or material arising from construction of an improvement or work related to the Land when the improvement or work is either

(i)	contracted for or commenced on or before Date of Policy; or

(ii)
contracted for, commenced or continued after Date of Policy if the construction is financed, in whole or in part, by proceeds of the loan secured by the Insured Mortgage that the Insured has advanced or is obligated on Date of Policy to advance; and

(b)	over the lien of any assessments for street improvements under construction or completed at Date of Policy.

12.
The invalidity or unenforceability of any assignment of the Insured Mortgage, provided the assignment is shown in Schedule A, or the failure of the assignment shown in Schedule A to vest title to the Insured Mortgage in the named Insured assignee free and clear of all liens.

13.	The invalidity, unenforceability, lack of priority, or avoidance of the lien of the Insured Mortgage upon the Title

(a)
resulting from the avoidance in whole or in part, or from a court order providing an alternative remedy, of any transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction creating the lien of the Insured Mortgage because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors’ rights laws; or

27307 (6/06) ALTA Loan Policy (6/17/06)

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(b)
because the Insured Mortgage constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors’ rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

14.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 13 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the Insured Mortgage in the Public Records.

The Company will also pay the costs, attorneys’ fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.
IN WITNESS WHEREOF, FIDELITY NATIONAL TITLE INSURANCE COMPANY has caused this policy to be signed and sealed by its duly authorized officers.
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Policy. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27307 (6/06) ALTA Loan Policy(6/17/06)
EXCLUSIONS FROM COVERAGE

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys’ fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)
not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 11, 13, or 14); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Insured Mortgage.

4.	Unenforceability of the lien of the Insured Mortgage because of the inability or failure of an insured to comply with applicable doing-business laws of the state where the Land is situated.

5.
Invalidity or unenforceability in whole or in part of the lien of the Insured Mortgage that arises out of the transaction evidenced by the Insured Mortgage and is based upon usury or any consumer credit protection or truth-in-lending law.

6.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, that the transaction creating the lien of the Insured Mortgage, is

(a)	a fraudulent conveyance or fraudulent transfer, or

(b)	a preferential transfer for any reason not stated in Covered Risk 13(b) of this policy.

7.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the Insured Mortgage in the Public Records. This exclusion does not modify or limit the coverage provided under Covered Risk 11(b).

CONDITIONS

1.    DEFINITION OF TERMS
The following terms when used in this policy mean:
(a)    “Amount of Insurance”: The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b) or decreased by Section 10 of these Conditions.
(b)    “Date of Policy”: The date designated as “Date of Policy” in Schedule A.
(c)    “Entity”: A corporation, partnership, trust, limited liability company, or other similar legal entity.
(d)    “Indebtedness”: The obligation secured by the Insured Mortgage including one evidenced by electronic means authorized by law, and if that obligation is the payment of a debt, the Indebtedness is the sum of
(i)    the amount of the principal disbursed as of Date of Policy;
(ii)    the amount of the principal disbursed subsequent to Date of Policy;
(iii)    the construction loan advances made subsequent to Date of Policy for the purpose of financing in whole or in part the construction of an improvement to the Land or related to the Land that the Insured was and continued to be obligated to advance at Date of Policy and at the date of the advance;
(iv)    interest on the loan;
(v)    the prepayment premiums, exit fees, and other similar fees or penalties allowed by law;
(vi)    the expenses of foreclosure and any other costs of enforcement;
(vii)    the amounts advanced to assure compliance with laws or to protect the lien or the priority of the lien of the Insured Mortgage before the acquisition of the estate or interest in the Title;
(viii)    the amounts to pay taxes and insurance; and

(ix)    the reasonable amounts expended to prevent deterioration of improvements; but the Indebtedness is reduced by the total of all payments and by any amount forgiven by an Insured.
(e)    “Insured”: The Insured named in Schedule A.
(i)    The term “Insured” also includes
(A)    the owner of the Indebtedness and each successor in ownership of the Indebtedness, whether the owner or successor owns the Indebtedness for its own account or as a trustee or other fiduciary, except a successor who is an obligor under the provisions of Section 12(c) of these Conditions;
(B)    the person or Entity who has “control” of the “transferable record,” if the Indebtedness is evidenced by a “transferable record,” as these terms are defined by applicable electronic transactions law;
(C)    successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;
(D)    successors to an Insured by its conversion to another kind of Entity;
(E)    a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title
(1)    if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,
(2)    if the grantee wholly owns
the named Insured, or
(3)    if the grantee is wholly- owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity;
(F)    any government agency or instrumentality that is an insurer or guarantor under an insurance contract or guaranty insuring or guaranteeing the Indebtedness secured by the Insured Mortgage, or any part of it, whether named as an Insured or not;
(ii)    With regard to (A), (B), (C), (D), and
(E) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured, unless the successor acquired the Indebtedness as a purchaser for value without Knowledge of the asserted defect, lien, encumbrance, or other matter insured against by this policy.
(f)    “Insured Claimant”: An Insured claiming loss or damage.
(g)    “Insured Mortgage”: The Mortgage described in paragraph 4 of Schedule A.
(h)    “Knowledge” or “Known”: Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.
(i)    “Land”: The land described in Schedule A, and affixed improvements that by law constitute real property. The term “Land” does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.
(j)    “Mortgage”: Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.
(k)    “Public Records”: Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), “Public Records” shall also include environmental protection liens filed in

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the records of the clerk of the United States District Court for the district where the Land is located.
(l)    “Title”: The estate or interest described in Schedule A.
(m)    “Unmarketable Title”: Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title or a prospective purchaser of the Insured Mortgage to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.
2.    CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured after acquisition of the Title by an Insured or after conveyance by an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or
(i)    an obligation secured by a purchase money Mortgage given to the Insured.
3.    NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT
The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured of any claim of title or interest that is adverse to the Title or the lien of the Insured Mortgage, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title or the lien of the Insured Mortgage, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company’s liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.
4.    PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.
5.    DEFENSE AND PROSECUTION OF ACTIONS
(a)    Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)    The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title or the lien of the Insured Mortgage, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.
(c)    Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal from any adverse judgment or order.
6.    DUTY OF INSURED CLAIMANT TO COOPERATE
(a)    In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company’s expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title, the lien of the Insured Mortgage, or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company’s obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.
(b)    The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.
7.    OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:
(a)    To Pay or Tender Payment of the Amount of Insurance or to Purchase the Indebtedness.
(i)    To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay; or
(ii)    To purchase the Indebtedness for the amount of the Indebtedness on the date of purchase, together with any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of purchase and that the Company is obligated to pay.
When the Company purchases the Indebtedness, the Insured shall transfer, assign, and convey to the Company the Indebtedness and the Insured Mortgage, together with any collateral security.
Upon the exercise by the Company of either of the options provided for in subsections (a)(i) or (ii), all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in those subsections, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.
(b)    To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.
(i)    to pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or
(ii)    to pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.
Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company’s obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.
8.    DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.
(a)    The extent of liability of the Company for loss or damage under this policy shall not exceed the least of
(ii)    the Amount of Insurance,
(iii)    the Indebtedness,
(iv)    the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy, or

27307 (6/06)     ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

(v)    if a government agency or instrumentality is the Insured Claimant, the amount it paid in the acquisition of the Title or the Insured Mortgage in satisfaction of its insurance contract or guaranty.
(b)    If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title or the lien of the Insured Mortgage, as insured,
(i)    the Amount of Insurance shall be increased by 10%, and
(ii)    the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.
(c)    In the event the Insured has acquired the Title in the manner described in Section 2 of these Conditions or has conveyed the Title, then the extent of liability of the Company shall continue as set forth in Section 8(a) of these Conditions.
(d)    In addition to the extent of liability under (a), (b), and (c), the Company will also pay those costs, attorneys’ fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.
9.    LIMITATION OF LIABILITY
(a)    If the Company establishes the Title, or removes the alleged defect, lien or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, or establishes the lien of the Insured Mortgage, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.
(b)    In the event of any litigation, including litigation by the Company or with the Company’s consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title or to the lien of the Insured Mortgage, as insured.
(c)    The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.
10.    REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
(a)    All payments under this policy, except payments made for costs, attorneys’ fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment. However, any payments made prior to the acquisition of Title as provided in Section 2 of these Conditions shall not reduce the Amount of Insurance afforded under this policy except to the extent that the payments reduce the Indebtedness.
(b)    The voluntary satisfaction or release of the Insured Mortgage shall terminate all liability of the Company except as provided in Section 2 of these Conditions.
11.    PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

12.    RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT
(a)    The Company’s Right to Recover
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title or Insured Mortgage and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys’ fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.
If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.
(b)    The Insured’s Rights and Limitations
(i)    The owner of the Indebtedness may release or substitute the personal liability of any debtor or guarantor, extend or otherwise modify the terms of payment, release a portion of the Title from the lien of the Insured Mortgage, or release any collateral security for the Indebtedness, if it does not affect the enforceability or priority of the lien of the Insured Mortgage.
(ii)    If the Insured exercises a right provided in (b)(i), but has Knowledge of any claim adverse to the Title or the lien of the Insured Mortgage insured against by this policy, the Company shall be required to pay only that part of any losses insured against by this policy that shall exceed the amount, if any, lost to the Company by reason of the impairment by the Insured Claimant of the Company’s right of subrogation.
(c)    The Company’s Rights Against Noninsured Obligors
The Company’s right of subrogation includes the Insured’s rights against noninsured obligors including the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.
The Company’s right of subrogation shall not be avoided by acquisition of the Insured Mortgage by an obligor (except an obligor described in Section 1(e)(i)(F) of these Conditions) who acquires the Insured Mortgage as a result of an indemnity, guarantee, other policy of insurance, or bond, and the obligor will not be an Insured under this policy.
13.    ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association (“Rules”). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons.
Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is
$2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.
1.    LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT
(a)    This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.
(b)    Any claim of loss or damage that arises out of the status of the Title or lien of the Insured Mortgage or by any action asserting such claim shall be restricted to this policy.
(c)    Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.
(d)    Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.
2.    SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.
3.    CHOICE OF LAW; FORUM
(a)    Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.
Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title or the lien of the Insured Mortgage that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.
(b)    Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.
4.    NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at Fidelity National Title Insurance Company, Attn: Claims Department, Post Office Box 45023, Jacksonville, Florida 32232-5023.

27307 (6/06)     ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Fidelity National Title Insurance Company SCHEDULE A
This is a Pro Forma Policy. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

Name and Address of Title Insurance Company: Fidelity National Title Company
1300 Dove Street, Suite 310 Newport Beach, CA 92660

Policy No.: Pro Forma-23036266-AL
Address Reference:    301 Vista Del Mar Boulevard, El Segundo, CA
Amount of Insurance: PRO FORMA    Premium: PRO FORMA
Date of Policy: PRO FORMA rev. January 24, 2014

1.	Name of Insured:

Credit Agricole Corporate and Investment Bank, in its capacity as Collateral Agent, and its successors and assigns

2.	The estate or interest in the Land that is encumbered by the Insured Mortgage is:
Tract    1
El Segundo Energy Center LLC, a Delaware limited liability company, as lessee, as to the leasehold estate and grantee as to the easements granted under that certain Amended and Restated Ground Lease and Easement Agreement by and between El Segundo Power, LLC, a Delaware limited liability company, as lessor, and El Segundo Energy Center LLC, a Delaware limited liability company, as lessee, made and entered into as of July 15, 2011, but effective for all purposes as of March 31, 2011, a memorandum of which was recorded on August 19, 2011 as Document No. 20111121480, Los Angeles County, California.
Tract    2

El Segundo Energy Center LLC, a Delaware limited liability company, as grantee as to the easements granted under that certain Amended and Restated Easement Agreement by and between El Segundo Power II LLC, a Delaware limited liability company, as grantor, and El Segundo Energy Center LLC, a Delaware limited liability company as grantee, made and entered into as of July 15, 2011, but effective for all purposes as of March 31, 2011 and recorded on August 19, 2011 as Document No. 20111121481, Los Angeles County, California.

3.	Title is vested in:

El Segundo Energy Center LLC, a Delaware limited liability company

4.	The Insured Mortgage and its assignments, if any, are described as follows:

DEED OF TRUST given to secure the original amount shown below, and any other amount payable under the terms thereof.
THIS POLICY VALID ONLY IF SCHEDULE B IS ATTACHED
27307A (6/06)    1
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

SCHEDULE A
(Continued)

Amount:    $688,000,000.00
Dated:    August 22, 2011
Trustor/Grantor    El Segundo Energy Center LLC, a Delaware limited liability company Trustee:    Fidelity National Title Insurance Company
Beneficiary:    Credit Agricole Corporate and Investment Bank, in its capacity as Collateral Agent Recorded:    August 22, 2011 as Instrument No. 20111129013 of Official Records

5.	The Land referred to in this policy is described as follows:

See Exhibit A attached hereto and made a part hereof.

6.	This policy incorporates by reference those ALTA endorsements selected below:

•	4-06 (Condominium)
☐ 4.1-06

•	5-06 (Planned Unit Development)
☐ 5.1-06

•	6-06 (Variable Rate)

•	6.2-06 (Variable Rate-Negative Amortization)

•	8.1-06 (Environmental Protection Lien) Paragraph b refers to the following state statute(s): NONE

•	9-06 (Restrictions, Encroachments, Minerals)

•	13.1-06 (Leasehold Loan)

•	14-06 (Future Advance-Priority)

•	14.1-06 (Future Advance-Knowledge)

•	14.3-06 (Future Advance-Reverse Mortgage)

•	22-06 (Location) The type of improvement is a , and the street address is as shown above.

27307A (6/06)    2
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

TRACT 1: GROUND LEASE AND EASEMENTS FROM EL SEGUNDO POWER LLC
PARCEL 1: LEASED PROJECT PREMISES
THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE LEAVING SAID EASTERLY LINE SOUTH 66°47'00" WEST 324.15 FEET; THENCE NORTH 23°13'00" WEST 20.00 FEET;
THENCE SOUTH 66°47'00" WEST 102.50 FEET;
THENCE SOUTH 23°13'00" EAST 14.00 FEET;
THENCE SOUTH 66°19'04" WEST 166.64 FEET TO THE WESTERLY LINE OF SAID PARCEL 3;
THENCE ALONG SAID WESTERLY LINE NORTH 23°40'56" WEST 507.50 FEET TO THE NORTHWEST CORNER OF SAID PARCEL 3;
THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL 3 TO THE POINT OF BEGINNING. PARCEL 2: LEASED COMPRESSOR BUILDING PREMISES
THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 765.00 FEET;

27307A (6/06)    3
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)

2.	SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00";

3.	SOUTH 23°13'00" EAST 55.58 FEET; THENCE LEAVING SAID EASTERLY LINE SOUTH 66°47'00" WEST
324.15 FEET;

THENCE NORTH 23°13'00" WEST 20.00 FEET;
THENCE SOUTH 66°47'00" WEST 102.50 FEET;
THENCE SOUTH 23°13'00" EAST 14.00 FEET;
THENCE SOUTH 66°19'04" WEST 124.84 FEET;
THENCE SOUTH 21°50'00" EAST 686.74 FEET;
THENCE NORTH 68°10'00" EAST 20.63 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING NORTH 68°10'00" EAST 70.69 FEET; THENCE SOUTH 21°50'00" EAST 139.16 FEET;
THENCE SOUTH 68°10'00" WEST 70.69 FEET;
THENCE NORTH 21°50'00" WEST 139.16 FEET TO THE TRUE POINT OF BEGINNING. PARCEL 3: LEASED WATER TREATMENT PREMISES
THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 765.00 FEET;
SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE, LEAVING SAID EASTERLY LINE, SOUTH 66°47'00" WEST 125.39 FEET; THENCE SOUTH 22°56'24" EAST 506.37 FEET;
THENCE SOUTH 21°39'14" WEST 77.90 FEET;
THENCE SOUTH 66°47'00" WEST 130.28 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 23°13'00" WEST 55.17 FEET;
THENCE NORTH 66°47'00" EAST 18.01 FEET;
THENCE NORTH 23°13'00" WEST 21.00 FEET;
THENCE NORTH 66°47'00" EAST 59.96 FEET;
THENCE SOUTH 23°13'00" EAST 21.00 FEET;
THENCE NORTH 66°47'00" EAST 16.64 FEET;
THENCE SOUTH 23°13'00" EAST 13.50 FEET;
THENCE NORTH 66°47'00" EAST 14.20 FEET;
THENCE SOUTH 23°13'00" EAST 9.88 FEET;
THENCE NORTH 66°47'00" EAST 10.28 FEET;
THENCE SOUTH 23°13'00" EAST 31.78 FEET TO A POINT ON THE LINE DESCRIBED ABOVE AS
27307A (6/06)    4
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)

SOUTH 66°47'00" WEST 130.28 FEET;
THENCE, SOUTHERLY, ALONG SAID LINE SOUTH 66°47'00" WEST 119.09 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 4: LEASED EQUIPMENT PREMISES

THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE, LEAVING SAID EASTERLY LINE, SOUTH 66°47'00" WEST 125.39 FEET; THENCE SOUTH 22°56'24" EAST 458.95 FEET;
THENCE SOUTH 67°03'36" WEST 173.94 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 67°03'36" WEST 37.50 FEET;
THENCE NORTH 22°56'24" WEST 47.00 FEET;
THENCE NORTH 67°03'36" EAST 37.50 FEET;
THENCE SOUTH 22°56'24" EAST 47.00 FEET TO THE TRUE POINT OF BEGINNING.
PARCEL 5: GAS METERING FACILITIES EASEMENT AREA
THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 765.00 FEET;
2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;

27307A (6/06)    5
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)

THENCE LEAVING SAID EASTERLY LINE SOUTH 66°47'00" WEST 324.15 FEET; THENCE NORTH 23°13'00" WEST 20.00 FEET;
THENCE SOUTH 66°47'00" WEST 102.50 FEET;
THENCE SOUTH 23°13'00" EAST 14.00 FEET;
THENCE SOUTH 66°19'04" WEST 124.84 FEET;
THENCE SOUTH 21°50'00" EAST 714.74 FEET;
THENCE NORTH 68°10'00" EAST 118.40 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING NORTH 68°10'00" EAST 38.00 FEET;
THENCE SOUTH 21°50'00" EAST 120.00 FEET;
THENCE SOUTH 68°10'00" WEST 38.00 FEET;
THENCE NORTH 21°50'00" WEST 120.00 FEET TO THE TRUE POINT OF BEGINNING. PARCEL 6: FIREWATER AND MAINTENANCE FACILITIES EASEMENT AREA
THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY;
THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE LEAVING SAID EASTERLY LINE SOUTH 66°47'00" WEST 125.39 FEET; THENCE SOUTH 22°56'24" EAST 485.41 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 22°56'24" EAST 20.96 FEET;
THENCE SOUTH 21°39'14" WEST 77.90 FEET;
THENCE SOUTH 66°47'00" WEST 130.28 FEET TO A POINT HEREINAFTER REFERRED AS POINT "A"; THENCE SOUTH 66°47'00" WEST 48.00 FEET;
THENCE NORTH 23°13'00" WEST 76.17 FEET;
THENCE NORTH 66°47'00" EAST 233.34 FEET TO TRUE POINT OF BEGINNING.
EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS: BEGINNING AT SAID POINT "A";
THENCE NORTH 23°13'00" WEST 55.17 FEET;
THENCE NORTH 66°47'00" EAST 18.01 FEET;
THENCE NORTH 23°13'00" WEST 21.00 FEET; TO THE NORTHERLY LINE OF THE HEREINABOVE DESCRIBED LAND;
THENCE ALONG SAID NORTHERLY LINE NORTH 66°47'00" EAST 59.96 FEET; THENCE SOUTH 23°13'00" EAST 21.00 FEET;

27307A (6/06)    6
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)
THENCE NORTH 66°47'00" EAST 16.64 FEET;
THENCE SOUTH 23°13'00" EAST 13.50 FEET;
THENCE NORTH 66°47'00" EAST 14.20 FEET;
THENCE SOUTH 23°13'00" EAST 9.88 FEET;
THENCE NORTH 66°47'00" EAST 10.28 FEET;
THENCE SOUTH 23°13'00" EAST 31.78 FEET TO THE SOUTHERLY LINE OF THE HEREINABOVE DESCRIBED LAND;
THENCE ALONG SAID SOUTHERLY LINE SOUTH 66°47'00" WEST 119.09 FEET TO THE POINT OF BEGINNING.

PARCEL 7: ROADWAY AND UTILITIES EASEMENT AREA

THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY;
THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE, LEAVING SAID EASTERLY LINE, SOUTH 66°47'00" WEST 125.39 FEET TO THE TRUE POINT OF BEGINNING;
THENCE SOUTH 22°56'24" EAST 483.95 FEET;
THENCE SOUTH 67°03'36" WEST 296.25 FEET TO THE BEGINNING OF A CURVE, CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 22.00 FEET; THENCE SOUTHWESTERLY ALONG SAID CURVE 34.66 FEET THROUGH A CENTRAL ANGLE OF 90°15'48";
THENCE SOUTH 23°12'12" EAST 107.07 FEET;
THENCE SOUTH 18°57'12" EAST 93.62 FEET;
THENCE SOUTH 23°12'46" EAST 119.28 FEET;
THENCE SOUTH 66°47'14" WEST 20.00 FEET;
THENCE NORTH 23°12'46" WEST 120.03 FEET;
THENCE NORTH 18°57'12" WEST 93.62 FEET;
THENCE NORTH 23°12'12" WEST 103.63 FEET TO THE BEGINNING OF A CURVE, CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 25.00 FEET;
THENCE NORTHWESTERLY ALONG SAID CURVE 39.16 FEET THROUGH A CENTRAL ANGLE OF 89°44'12";
THENCE SOUTH 67°03'36" WEST 35.26 FEET TO THE BEGINNING OF A CURVE, CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 25.00 FEET; THENCE SOUTHWESTERLY ALONG SAID CURVE 38.79 FEET THROUGH A CENTRAL ANGLE OF 88°53'36";
THENCE SOUTH 21°50'00" EAST 158.11 FEET;
THENCE SOUTH 68°10'00" WEST 25.00 FEET;

27307A (6/06)    7
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)

THENCE NORTH 21°50'00" WEST 202.55 FEET;
THENCE SOUTH 68°10'00" WEST 3.09 FEET;
THENCE NORTH 23°40'56" WEST 466.06 FEET;
THENCE NORTH 66°19'04" EAST 28.00 FEET;
THENCE SOUTH 23°40'56" EAST 51.61 FEET TO THE BEGINNING OF A CURVE, CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 25.00 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE 39.07 FEET THROUGH A CENTRAL ANGLE OF 89°32'32";
THENCE NORTH 66°46'32" EAST 179.34 FEET TO THE BEGINNING OF A CURVE, CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 25.00 FEET;
THENCE NORTHEASTERLY ALONG SAID CURVE 39.15 FEET THROUGH A CENTRAL ANGLE OF 89°42'58"; THENCE NORTH 22°56'26" WEST 46.54 FEET;
THENCE NORTH 66°47'00" EAST 198.76 FEET TO THE TRUE POINT OF BEGINNING.

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE, LEAVING SAID EASTERLY LINE, SOUTH 66°47'00" WEST 220.00 FEET;
THENCE SOUTH 23°13'00" EAST 25.00 FEET TO THE TRUE POINT OF BEGINNING OF THIS EXCEPTION; THENCE NORTH 66°47'00" EAST    44.37 FEET TO THE BEGINNING OF A CURVE, CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 25.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE 39.39 FEET THROUGH A CENTRAL ANGLE OF 90°16'36";
THENCE SOUTH 22°56'24" EAST 352.25 FEET;
THENCE SOUTH 67°03'36" WEST 40.52 FEET;
THENCE SOUTH 22°56'24" EAST 56.45 FEET;
THENCE SOUTH 67°03'36" WEST 180.84 FEET; THENCE NORTH 22°56'24" WEST 41.30 FEET;
THENCE SOUTH 67°03'36" WEST 41.97 FEET;
THENCE SOUTH 22°56'24" EAST 41.30 FEET;
THENCE SOUTH 67°03'36" WEST 109.77 FEET TO THE BEGINNING OF A CURVE, CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 25.00 FEET;
THENCE NORTHWESTERLY ALONG SAID CURVE 38.95 FEET THROUGH A CENTRAL ANGLE OF 89°15'28";
THENCE NORTH 23°40'56" WEST 310.59 FEET TO THE BEGINNING OF A CURVE, CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 25.00 FEET;
THENCE NORTHEASTERLY ALONG SAID CURVE 39.47 FEET THROUGH A CENTRAL ANGLE OF 90°27'28";
THENCE NORTH 66°46'32" EAST 75.45 FEET;
THENCE NORTH 23°13'28" WEST 5.52 FEET;
THENCE NORTH 66°46'32" EAST 18.21 FEET;
THENCE SOUTH 23°13'28" EAST 5.52 FEET;
THENCE NORTH 66°46'32" EAST 31.62 FEET;
THENCE NORTH 23°13'28" WEST 11.04 FEET;

27307A (6/06)    8
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)

THENCE NORTH 66°46'32" EAST 41.39 FEET;
THENCE SOUTH 23°13'28" EAST 11.04 FEET;
THENCE NORTH 66°46'32" EAST 12.06 FEET;
THENCE NORTH 23°13'28" WEST 2.63 FEET;
THENCE NORTH 66°46'32" EAST 19.01 FEET;
THENCE NORTH 23°13'28" WEST 9.37 FEET;
THENCE NORTH 66°46'32" EAST 13.48 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 50.00 FEET, A RADIAL LINE TO SAID BEGINNING BEARS SOUTH 63°45'05" EAST;
THENCE NORTHERLY ALONG SAID CURVE 40.78 FEET THROUGH A CENTRAL ANGLE OF 46°43'35" TO THE BEGINNING OF A REVERSE CURVE, CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 25.00 FEET A RADIAL LINE TO SAID BEGINNING BEARS NORTH 69°31'20" EAST;
THENCE NORTHEASTERLY ALONG SAID CURVE 38.07 FEET THROUGH A CENTRAL ANGLE OF 87°15'40";
THENCE NORTH 66°47'00" EAST 54.46 FEET TO THE TRUE POINT OF BEGINNING OF THIS EXCEPTION. PARCEL 8: GAS LINE EASEMENT AREA
THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822, OFFICIAL RECORDS OF SAID COUNTY; SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, BEING A STRIP OF LAND 8 FEET WIDE, THE CENTERLINE OF WHICH IS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY;

THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; SOUTH 23°13'00" EAST 55.58 FEET;

3.	THENCE LEAVING SAID EASTERLY LINE SOUTH 66°47'00" WEST 324.15 FEET;

THENCE NORTH 23°13'00" WEST 20.00 FEET;
THENCE SOUTH 66°47'00" WEST 102.50 FEET;
THENCE SOUTH 23°13'00" EAST 14.00 FEET;
THENCE SOUTH 66°19'04" WEST 124.84 FEET;
THENCE SOUTH 21°50'00" EAST 710.62 FEET;
THENCE NORTH 66°47'07" EAST 12.50 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING NORTH 66°47'07" EAST 8.13 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT "A";
THENCE CONTINUING NORTH 66°47'07" EAST 84.43 FEET; THENCE NORTH 21°50'00" WEST 28.13 FEET;
THENCE NORTH 66°47'07" EAST 13.73 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT "B";

27307A (6/06)    9
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)

THENCE CONTINUING NORTH 66°47'07" EAST 26.78 FEET; THENCE SOUTH 21°50'00" EAST 35.75 FEET.

EXCEPTING THEREFROM A STRIP OF LAND 8.00 FEET WIDE, THE CENTERLINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT THE HEREINABOVE DESCRIBED POINT "A" THENCE NORTH 66°47'07" EAST 70.71 FEET.

ALSO EXCEPTING THEREFROM A STRIP OF LAND 8.00 FEET WIDE, THE CENTERLINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT THE HEREINABOVE DESCRIBED POINT "B" THENCE NORTH 66°47'07" EAST 15.00 FEET.

PARCEL 9: SEWER LINE EASEMENT AREA

THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, BEING A STRIP OF LAND 15 FEET WIDE, THE CENTERLINE OF WHICH IS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY;
THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE LEAVING SAID EASTERLY LINE SOUTH 66°47'00" WEST 324.15 FEET; THENCE NORTH 23°13'00" WEST 20.00 FEET;
THENCE SOUTH 66°47'00" WEST 102.50 FEET;
THENCE SOUTH 23°13'00" EAST 14.00 FEET;
THENCE SOUTH 66°19'04" WEST 129.84 FEET;
THENCE SOUTH 21°50'00" EAST 669.20 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 21°50'00" EAST 309.17 FEET;
THENCE SOUTH 23°05'36" EAST 232.20 FEET;
THENCE SOUTH 23°15'48" EAST 42.00 FEET TO THE SOUTHERLY LINE OF SAID PARCEL 3.

THE SIDELINES OF SAID STRIP SHALL BE LENGTHENED OR SHORTENED SO AS TO TERMINATE SOUTHERLY IN THE SOUTHERLY LINE OF SAID PARCEL 3.

PARCEL 10: POWER SYSTEM EASEMENT AREA

27307A (6/06)    10
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)

THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, BEING A STRIP OF LAND 60 FEET WIDE, THE CENTERLINE OF WHICH IS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY;
THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE LEAVING SAID EASTERLY LINE SOUTH 66°47'00" WEST 68.00 FEET TO A LINE PARALLEL WITH AND 68 FEET WESTERLY OF SAID EASTERLY LINE, AND THE TRUE POINT OF BEGINNING; THENCE ALONG SAID PARALLEL LINE SOUTH 23°13'00" EAST 645.12 FEET TO THE NORTHWESTERLY LINE OF PARCEL 1 OF SAID CERTIFICATE OF COMPLIANCE.

THE SIDELINES OF SAID STRIP SHALL BE LENGTHENED OR SHORTENED SO AS TO TERMINATE SOUTHERLY IN THE NORTHERLY LINE OF SAID PARCEL 1.

PARCEL 11: CONTROL ROOM EASEMENT AREA

THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822, OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWESTERLY CORNER OF SAID PARCEL 3;
THENCE SOUTH 23°40'56" EAST 804.77 FEET ALONG THE WESTERLY LINE OF SAID PARCEL 3; THENCE LEAVING SAID WESTERLY LINE NORTH 66°19'04" EAST 138.12 FEET;
THENCE NORTH 23°40'56" WEST 16.69 FEET;
THENCE NORTH 66°19'04" EAST 22.61 FEET;
THENCE SOUTH 23°40'56" EAST 5.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING NORTH 66°19'04" EAST 91.02 FEET;
THENCE SOUTH 23°40'56" EAST 5.53 FEET;
THENCE NORTH 66°19'04" EAST 7.44 FEET;
THENCE NORTH 23°40'56" WEST 5.86 FEET;
THENCE NORTH 66°19'04" EAST 32.77 FEET;
THENCE NORTH 23°40'56" WEST 51.79 FEET;
THENCE SOUTH 66°19'04" WEST 32.45 FEET;
THENCE NORTH 23°40'56" WEST 6.39 FEET;
THENCE SOUTH 66°19'04" WEST 7.37 FEET;
THENCE SOUTH 23°40'56" EAST 4.80 FEET;

27307A (6/06)    11
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)

THENCE SOUTH 66°19'04" WEST 91.42 FEET;
THENCE SOUTH 23°40'56" EAST 48.71 FEET TO THE TRUE POINT OF BEGINNING. PARCEL 12: UTILITY EASEMENT (CONTROL ROOM WIRING EASEMENT AREA)
THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822, OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, BEING A STRIP OF LAND 10 FEET WIDE, THE CENTERLINE OF WHICH IS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWESTERLY CORNER OF SAID PARCEL 3;
THENCE SOUTH 23°40'56" EAST 804.77 FEET ALONG THE WESTERLY LINE OF SAID PARCEL 3; THENCE NORTH 66°19'04" EAST 39.15 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING NORTH 66°19'04" EAST 98.97 FEET; THENCE NORTH 23°40'56" WEST 16.69 FEET;
THENCE NORTH 66°19'04" EAST 22.61 FEET.

PARCEL 13: UTILITY EASEMENT (AMMONIA FACILITIES EASEMENT AREA)

THOSE PORTIONS OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822, OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

PARCEL A:

A STRIP OF LAND, 5.00 FEET WIDE, THE CENTERLINE OF WHICH IS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY;
THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE LEAVING SAID EASTERLY LINE SOUTH 66°47'00" WEST 122.89 FEET TO THE TRUE POINT OF BEGINNING;
THENCE SOUTH 22°56'24" EAST 507.40 FEET;
THENCE SOUTH 21°39'14" WEST 82.87 FEET;
THENCE SOUTH 66°47'00" WEST 119.80 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT "A", SAID POINT BEING ON THE NORTHERLY PROLONGATION OF A LINE, PARALLEL WITH AND 2.50 FEET WESTERLY OF THE WESTERLY LINE PARCEL 1 AS SHOWN ON SAID RECORD OF SURVEY;

27307A (6/06)    12
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)

THENCE ALONG SAID PARALLEL LINE SOUTH 23°13'00" EAST 367.77 FEET TO A POINT ON A LINE, PARALLEL WITH AND 7.50 FEET SOUTHWESTERLY OF THE SOUTHWESTERLY LINE OF PARCEL 1 OF SAID RECORD OF SURVEY;
THENCE SOUTHEASTERLY ALONG SAID PARALLEL LINE SOUTH 53°13'00" EAST 40.88 FEET;
THENCE NORTH 79°04'55" EAST 155.82 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT "B", AND THE POINT OF TERMINUS OF THIS STRIP.

THE SIDELINES OF SAID STRIP ARE TO TERMINATE EASTERLY AT THE WESTERLY LINE OF THE HEREINAFTER DESCRIBED PARCEL "B".

TOGETHER WITH A STRIP OF LAND, 5.00 FEET, WIDE DESCRIBED AS FOLLOWS:

BEGINNING AT THE HEREINABOVE DESCRIBED POINT "A"; THENCE SOUTH 66°47'00" WEST 38.01 FEET.

CONTAINING 6,550 SQUARE FEET, OR 0.150 ACRES, MORE OR LESS. PARCEL B:
A STRIP OF LAND, 21.00 FEET WIDE, THE CENTERLINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT THE HEREINABOVE DESCRIBED POINT "B"; THENCE NORTH 70°22'42" EAST 52.50 FEET.

PARCEL 14: ADMINISTRATIVE TRAILER EASEMENT AREA

THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE LEAVING SAID EASTERLY LINE SOUTH 66°47'00" WEST 324.15 FEET; THENCE NORTH 23°13'00" WEST 20.00 FEET;
THENCE SOUTH 66°47'00" WEST 102.50 FEET;
THENCE SOUTH 23°13'00" EAST 14.00 FEET;
THENCE SOUTH 66°19'04" WEST 124.84 FEET;
THENCE SOUTH 21°50'00" EAST 511.25 FEET;
THENCE NORTH 68°10'00" EAST 12.50 FEET TO THE TRUE POINT OF BEGINNING;

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ALTA Loan Policy (6/17/06)

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EXHIBIT A
(Continued)

THENCE CONTINUING NORTH 68°10'00" EAST 58.00 FEET; THENCE SOUTH 21°50'00" EAST 119.50 FEET;
THENCE SOUTH 68°10'00" WEST 58.00 FEET;
THENCE NORTH 21°50'00" WEST 119.50 FEET TO THE TRUE POINT OF BEGINNING. PARCEL 15: PARKING EASEMENT AREA
THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY;
THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE LEAVING SAID EASTERLY LINE SOUTH 66°47'00" WEST 324.15 FEET; THENCE NORTH 23°13'00" WEST 20.00 FEET;
THENCE SOUTH 66°47'00" WEST 102.50 FEET;
THENCE SOUTH 23°13'00" EAST 14.00 FEET;
THENCE SOUTH 66°19'04" WEST 124.84 FEET;
THENCE SOUTH 21°50'00" EAST 519.58 FEET;
THENCE NORTH 68°10'00" EAST 123.49 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING NORTH 68°10'00" EAST 32.00 FEET;
THENCE SOUTH 21°50'00" EAST 140.16 FEET;
THENCE SOUTH 68°10'00" WEST 32.00 FEET;
THENCE NORTH 21°50'00" WEST 140.16 FEET TO THE TRUE POINT OF BEGINNING. PARCEL 16: PARKING EASEMENT AREA
THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

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ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 1427.69 FEET;
THENCE LEAVING SAID EASTERLY LINE, NORTH 71°41'47" WEST 121.86 FEET; THENCE NORTH 48°32'33" WEST 74.32 FEET;
THENCE NORTH 09°35'28" WEST 45.89 FEET;
THENCE NORTH 26°27'32" WEST 77.03 FEET TO THE TRUE POINT OF BEGINNING, SAID POINT ALSO BEING THE BEGINNING OF A CURVE, CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 80.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE 27.68 FEET THROUGH A CENTRAL ANGLE OF 19°49'27";
THENCE SOUTH 20°18'58" WEST 8.36 FEET;
THENCE SOUTH 58°06'01" WEST 43.73 FEET;
THENCE SOUTH 64°45'44" WEST 54.22 FEET;
THENCE SOUTH 25°14'16" EAST 59.39 FEET;
THENCE NORTH 64°45'44" EAST 60.53 FEET;
THENCE NORTH 25°14'16" WEST 39.54 FEET;
THENCE NORTH 52°28'00" EAST 41.03 FEET;
THENCE SOUTH 84°22'50" EAST 9.70 FEET TO THE TRUE POINT OF BEGINNING. PARCEL 17: GAS CONDITIONING EQUIPMENT EASEMENT AREA
THAT PORTION OF PARCEL 3, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 3, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY;
THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE LEAVING SAID EASTERLY LINE SOUTH 66°47'00" WEST 324.15 FEET; THENCE NORTH 23°13'00" WEST 20.00 FEET;
THENCE SOUTH 66°47'00" WEST 102.50 FEET;
THENCE SOUTH 23°13'00" EAST 14.00 FEET;
THENCE SOUTH 66°19'04" WEST 124.84 FEET;
THENCE SOUTH 21°50'00" EAST 519.58 FEET;
THENCE NORTH 68°10'00" EAST 155.49 FEET;
THENCE SOUTH 21°50'00" EAST 140.16 FEET;

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ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)

THENCE SOUTH 68°10'00" WEST 22.09 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 21°50'00" EAST 35.00 FEET;
THENCE SOUTH 68°10'00" WEST 15.00 FEET;
THENCE NORTH 21°50'00" WEST 35.00 FEET;
THENCE NORTH 68°10'00" EAST 15.00 FEET TO THE TRUE POINT OF BEGINNING. APN: 4138-029-802 AND 803
TRACT 2: EASEMENTS FROM EL SEGUNDO POWER II LLC PARCEL 1: SEWER LINE EASEMENT AREA
THAT PORTION OF PARCEL 2, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 3 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, BEING A STRIP OF LAND 15 FEET WIDE, THE CENTERLINE OF WHICH IS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF PARCEL 3 OF SAID RECORD OF SURVEY, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 765.00 FEET;
SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 55.58 FEET;
THENCE LEAVING SAID EASTERLY LINE SOUTH 66°47'00" WEST 324.15 FEET; THENCE NORTH 23°13'00" WEST 20.00 FEET;
THENCE SOUTH 66°47'00" WEST 102.50 FEET;
THENCE SOUTH 23°13'00" EAST 14.00 FEET;
THENCE SOUTH 66°19'04" WEST 124.84 FEET;
THENCE SOUTH 21°50'00" EAST 978.48 FEET;
THENCE SOUTH 23°05'36" EAST 232.14 FEET;
THENCE SOUTH 66°54'24" WEST 5.00 FEET;
THENCE SOUTH 23°15'48" EAST 42.00 FEET TO A POINT IN THE NORTHERLY LINE OF PARCEL 2 OF SAID RECORD OF SURVEY AND THE TRUE POINT OF BEGINNING;
THENCE CONTINUING SOUTH 23°15'48" EAST 636.44 FEET TO THE BEGINNING OF A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 70.50 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE
41.59 FEET THROUGH A CENTRAL ANGLE OF 33°47'59"; THENCE NORTH 67°47'00" EAST 248.70 FEET; THENCE SOUTH 22°13'00" EAST 16.11 FEET TO THE SOUTHERLY LINE OF SAID PARCEL 2.

THE SIDELINES OF SAID STRIP SHALL BE LENGTHENED OR SHORTENED SO AS TO TERMINATE NORTHERLY IN THE NORTHERLY LINE OF SAID PARCEL 2 AND SOUTHERLY IN THE SOUTHERLY LINE OF SAID PARCEL 2.

PARCEL 2: LAYDOWN AND STAGING; AND SAFETY AND SECURITY SETBACKS EASEMENT

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ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A
(Continued)

THAT PORTION OF PARCEL 2, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS DESCRIBED IN THE CERTIFICATE OF COMPLIANCE RECORDED DECEMBER 23, 1997 AS INSTRUMENT NO. 97-2012822 OF OFFICIAL RECORDS OF SAID COUNTY, SAID PARCEL 2 BEING ALSO SHOWN ON THE MAP FILED IN BOOK 163, PAGES 51 THROUGH 53, INCLUSIVE, OF RECORDS OF SURVEY, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF PARCEL 3 OF SAID CERTIFICATE OF COMPLIANCE, SAID NORTHEAST CORNER ALSO BEING A POINT ON THE SOUTHWESTERLY LINE OF VISTA DEL MAR BOULEVARD, 70 FEET WIDE, AS SHOWN ON SAID RECORD OF SURVEY; THENCE ALONG THE NORTHEASTERLY LINE OF SAID PARCEL 3 THE FOLLOWING THREE COURSES:

1.SOUTH 50°44'00" EAST 116.26 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 765.00 FEET;

2.SOUTHEASTERLY 367.40 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 27°31'00"; 3. SOUTH 23°13'00" EAST 1302.48 FEET;
THENCE LEAVING SAID NORTHEASTERLY LINE SOUTH 66°47'00" WEST 274.63 FEET TO THE TRUE POINT OF BEGINNING;
THENCE SOUTH 78°20'22" EAST 35.80 FEET;
THENCE SOUTH 48°06'30" EAST 75.23 FEET;
THENCE SOUTH 38°32'14" EAST 50.83 FEET;
THENCE SOUTH 15°36'40" EAST 41.06 FEET;
THENCE SOUTH 11°57'06" WEST 54.63 FEET;
THENCE SOUTH 21°28'30" EAST 130.42 FEET;
THENCE SOUTH 56°16'52" EAST 159.93 FEET;
THENCE SOUTH 21°21'39" EAST 106.00 FEET;
THENCE SOUTH 40°34'21" WEST 76.11 FEET;
THENCE SOUTH 67°12'40" WEST 64.61 FEET;
THENCE SOUTH 73°17'00" WEST 169.69 FEET;
THENCE NORTH 23°29'24" WEST 319.98 FEET;
THENCE NORTH 21°56'23" WEST 290.83 FEET;
THENCE NORTH 63°33'16" EAST 101.22 FEET;
THENCE NORTH 73°25'23" EAST 78.57 FEET TO THE TRUE POINT OF BEGINNING. 4138-029-004

APN: 4138-029-802, 803, 004

27307A (6/06)    17
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

SCHEDULE B EXCEPTIONS FROM COVERAGE
Except as provided in Schedule B - Part II, this policy does not insure against loss or damage, and the Company will not pay costs, attorneys’ fees, or expenses that arise by reason of:

PART I

1.	Property taxes, which are a lien not yet due and payable, including any assessments collected with taxes to be levied for the fiscal year 2014-2015.
Property taxes, including any personal property taxes and any assessments collected with taxes are as follows: Tax Identification No.:    4138-029-004
Fiscal Year:    2013-2014
1st Installment:    $12,028.11, Paid
2nd Installment:    $12,028.11, Unpaid
Land:    $1,583,561.00
Improvements:    $335,903.00

2.
General and Special City and/or County taxes, bonds or assessments which may become due on said land, if and when title to said land is no longer vested in a Governmental or Quasigovernmental Agency. Tax Parcel for said land is current shown as 4138-029-802 and 803.

3.	The lien of supplemental taxes, if any, assessed subsequent to the date hereof pursuant to the provisions of Chapter
3.5 (Commencing with Section 75) of the Revenue and Taxation code of the State of California, arising from changes in ownership or completion of construction on or after the date of the policy.

4.	Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document: Granted to: City of El Segundo, a California Municipal Corporation

Purpose:	Maintenance and repair of cut and fill slopes for the protection and support of Coast Boulevard, a public street
Recording Date:    August 23, 1954
Recording No:    Instrument No. 3675, Book 45389, Page 356, of Official Records Affects:    said land

5.
Covenants, conditions and restrictions but omitting any covenants or restrictions, if any, including but not limited to those based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, source of income, gender, gender identity, gender expression, medical condition or genetic information, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document

Recording Date:    August 24, 1954
Recording No:    Instrument No. 2745, Book 45398, Page 396, of Official Records Said instrument provides for an option, as therein set forth.
Reference is made to said document for full particulars

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ALTA Loan Policy (6/17/06)

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SCHEDULE B – Part I
(Continued)

6.	Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document: Granted to: County of Los Angeles
Purpose:    public highway
Recording Date:    November 2, 1916
Recording No:    Instrument No. 95, Book 6388, Page 49, of Deeds
Affects:    Said matter affects a portion of said land as more particularly described in said document.

Also, the right to extend any pipes, culverts, bulkheads, passes or wing walls that may be necessary in the proper construction and drainage of the road, and to extend the slopes of cut or fill of the road beyond the limits of said roadway, as provided in deed recorded November 2, 1916 as Instrument No. 95 in Book 6388 Page 49 of Deeds.

Also, all rights to supervise or control the planting, maintaining, trimming or removing of any trees shrubs, flowers, grass or other plants within said roadway as granted to the county of Los Angeles in deed recorded November 2, 1916 as Instrument No. 95 in Book 6388 Page 49 of Deeds.

Also, a waiver of all rights to the maintaining of any improvements or obstructions with the roadway, as provided in deed recorded November 2, 1916 as Instrument No. 95 in Book 6388 Page 49 of Deeds.

7.	The effect of a record of Survey Map, filed on December 21, 1998 in Book 163 Pages 51, 52 and 53 Records of Survey.

The purpose of the survey, as recited on the map:

"The purpose for the Record of Survey is to re-establish and monument the boundary for the Southern California Edison Company generation site as described in Book D2241 Page 74, of official records, Book 45398 Page 396 of Official Records and Book M1652 Page 122 of Official Records as Instrument No. 4670, as well as shown the location of monuments and how they relate to the property description and plats shown in certificate of compliance recorded in instrument no. 97-2012822, of official records, all in the county recorders office of Los Angeles County.

Reference is made to said document for full particulars.

8.
Easements, rights incidental thereto and other rights or duties or other matters contained and set forth therein, as contained in that certain grant deed dated April 3, 1998 and recorded April 6, 1998 as Instrument No. 98-550445, of Official Records.

Reference is made to said document for full particulars.

Covenants, conditions and restrictions (restrictions, if any, based on race, color, religion, sex, handicap, familial status or national origin are deleted), as set forth in said document.

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ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

SCHEDULE B – Part I
(Continued)

9.	Matters contained in that certain document

Entitled:    Easement and Covenant Agreement
Dated:    April 3, 1998

Executed by:	Southern California Edison Company and El Segundo Power, LLC, a Delaware, Limited Liability Company
Recording Date:    April 6, 1998
Recording No:    98-550446, of Official Records Reference is hereby made to said document for full particulars.

10.	Matters contained in that certain document

Entitled:    Declaration of Easements
Dated:    December 17, 1997
Executed by:    Southern California Edison Company
Recording Date:    December 23, 1997
Recording No:    97-2012823, of Official Records Reference is hereby made to said document for full particulars.

11.	An instrument entitled "Covenant and Agreement Regarding Maintenance of Off-Street Parking"

Executed by:    Southern California Edison Company
In favor of:    City of El Segundo
Recording Date:    December 23, 1997
Recording No:    97-2012825, of Official Records Reference is hereby made to said document for full particulars.

12.	An instrument entitled "Covenant and Agreement"

Executed by:    Southern California Edison Company
In favor of:    The City of El Segundo (Department of Planning and Building Safety) Recording Date:    December 23, 1997
Recording No:    97-2012824, of Official Records Reference is hereby made to said document for full particulars.

13.	Any adverse claim based upon the assertion that:

Some portion of said Land is tide or submerged land, or has been created by artificial means or has accreted to such portion so created.

Some portion of said Land has been brought within the boundaries thereof by an avulsive movement of Pacific Ocean or has been formed by accretion to any such portion.

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ALTA Loan Policy (6/17/06)

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SCHEDULE B – Part I
(Continued)

14.	Any rights, interests, or claims which may exist or arise by reason of the following matters disclosed by survey, Job No.: 2NRG010101
Dated:    January 10, 2014
Prepared by:    PSOMAS Matters shown:

A)	Intentionally Deleted.

B)	Power poles with guy anchors and overhead wires running north-south along the easterly portion of Tract 1, Parcel 1.

C)	An unidentified conduit running along a retaining wall along the northeast portion of Tract 1, Parcel 1, near the northeast corner thereof.

D)	Numerous unidentified tanks located over various portions of Tract 1, Parcel 1.

E)	The existence of monitoring wells over various portions of Tract 1, Parcel 1.

F)	The 0.3’ encroachment of a power pole onto the subject property from the street right of way of Vista Del Mar Boulevard.

G)	An encroachment of an unidentified building over the southeasterly boundary of Tract 1, Parcel 1, onto the land adjoining to the southeast, to an undisclosed amount.

H)	Overhead wires running north-south, cross the southeast boundary of Tract 1, Parcel 1 near the southeast corner thereof.

I)
Numerous transformers, electric control panels, electric manholes, electric pull boxes, unknown vaults, sewer cleanouts, storm drain inlets, fore water valves, fire hydrants, fire department connections and a backflow preventer located over various portions of Tract 1, Parcel 1.

J)	Three unidentified tanks are located on Tract 1, Parcel 3.

K)	An electric handhole located on Tract 1, Parcel 4.

L)	The existence of a monitoring well located on Tract 1, Parcel 4.

M)	Pipes located on a portion of Tract 1, Parcel 4.

N)	An encroachment of a building, located on Tract 1, Parcel 2, onto the land adjoining to the south, to an undisclosed amount.

O)	Intentionally Deleted.

P)	Overhead wires cross over Tract 1, Parcel 6.

Q)	Transformers, electric handholes, unidentified vaults and a tank are located over various portions of Tract 1, Parcel 6.

R)	An encroachment of a building, located on Tract 1, Parcel 6, into Tract 1, Parcel 7, to an undisclosed amount.

S)	An encroachment of a structure into Tract 1, Parcel 7, to an undisclosed amount.

T)	An encroachment of a building into Tract 1, Parcel 7, located near the southeast portion thereof.

U)	An encroachment of a building into Tract 1, Parcel 7, located near the southwest portion thereof.

V)	An encroachment of two buildings into Tract 1, Parcel 7, located near the southerly portion thereof.

W)	The existence of monitoring wells over various portions of Tract 1, Parcel 7.

X)
Numerous transformers, electric control panels, electric manholes, electric pull boxes, unknown vaults, sewer cleanouts, storm drain inlets, fore water valves, fire hydrants, fire department connections and a backflow preventer located over various portions of Tract 1, Parcel 7.

Y)	An encroachment of a seawall over the westerly boundary of Tract 1, Parcel 9, to an undisclosed amount.

Z)	Electric pull boxes, electric cabinets, utility vaults and unknown vaults are located over various portions of Tract 1, Parcel 9.
AA)    Two 6” telephone conduits cross the east-west across Tract 1, Parcel 10. BB)    Stairs cross the westerly boundary of Tract 1, Parcel 10.
CC)    A capped off underground pipeline is located on Tract 1, Parcel 10. DD)    Pipe crosses the easterly boundary of Tract 1, Parcel 10.
EE)    Overhead wires cross the southerly and westerly boundaries of Tract 1, Parcel 10, at the southerly portion

27307BI (6/06)    21
ALTA Loan Policy (6/17/06)

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SCHEDULE B – Part I
(Continued)

thereof.
FF)    An encroachment of a building and a structure over Tract 1, Parcel 11.
GG)    A deck crosses a portion of Tract 1, Parcel 13, onto land adjoining to the north and south. HH)    The fact that a portion of the Ammonia Facility pipeline is located outside the easement area.

II)	An encroachment of a building located on Tract 1, Parcel 14 onto the land adjoining to the south, to an undisclosed amount.

JJ)	An encroachment of a building located on Tract 1, Parcel 14 onto the land adjoining to the north, to an undisclosed amount.
KK)    An encroachment of a building onto Tract 1, Parcel 14 from the land adjoining to the east. LL)    Intentionally Deleted.

MM)	An encroachment of a building located on Tract 1, Parcel 15 onto the land adjoining to the south, to an undisclosed amount.

NN)	An encroachment of a building located on Tract 1, Parcel 15 onto the land adjoining to the east, to an undisclosed amount.
OO)    Pull boxes, vaults and electric vaults are located over various portions of Tract 2, Parcel 1. PP)    A catch basin crosses the westerly boundary of Tract 2, Parcel 2.

QQ)	Electric vaults, electric cabinets, electric risers, a water valve, a valve, storm drains, transformers and pull boxes are located over various portions of Tract 2, Parcel 2.
RR)    The fact that there are buildings located on Tract 1, Parcel 15 which is intended for parking purposes only

15.	Intentionally Deleted.

16.
Easements reserved for the benefit of lessor and grantor in that certain document entitled "Amended and Restated Ground Lease and Easement Agreement" by and between El Segundo Power, LLC, a Delaware limited liability company, as lessor, and El Segundo Energy Center LLC, a Delaware limited liability company, as lessee, made and entered into as of July 15, 2011, but effective for all purposes as of March 31, 2011, a memorandum of which was recorded August 19, 2011 as Document No. 20111121480 of Official Records.

Reference is made to said document for full particulars.

17.
Covenants, conditions, restrictions and obligations owing to the grantor contained in that certain document entitled "Amended and Restated Easement Agreement" by and between El Segundo Power II LLC, a Delaware limited liability company, as grantor, and El Segundo Energy Center LLC, a Delaware limited liability company, as grantee, dated as of March 31, 2011 and recorded August 19, 2011 as Document No. 20111121481 of Official Records.

Reference is made to said document for full particulars.

End of Schedule B – Part I

27307BI (6/06)    22
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

SCHEDULE B PART II
In addition to the matters set forth in Part I of this Schedule, the Title is subject to the following matters, and the Company insures against loss or damage sustained in the event that they are not subordinate to the lien of the Insured Mortgage:

1.	A deed of trust to secure an indebtedness in the amount shown below, Dated: July 25, 2013
Trustor/Grantor:    El Segundo Energy Center LLC Trustee:    Fidelity National Title Company
Beneficiary:    Southern California Edison Company
Recording Date:    July 25, 2013
Recording No:    2013-1093855, of Official Records

2.	Matters contained in that certain document

Entitled:    Intercreditor and Subordination Agreement
Dated:    July 25, 2013

Executed by:	Credit Agricole Corporate and Investment Bank, as collateral agent and Southern California Edison Company, a California corporation as offtaker
Recording Date:    July 25, 2013
Recording No:    2013-1093856, of Official Records

Reference is hereby made to said document for full particulars

3.	A deed of trust which purports to secure performance of an agreement referred to therein, and any other obligations secured thereby

Dated:    April 17, 2013
Trustor/Grantor:    El Segundo Power, LLC, a Delaware limited liability company Trustee:    Chicago Title Company, a California corporation
Beneficiary:    Deutsche Bank Trust Company Americas
Recording Date:    September 09, 2013
Recording No:    2013-1308118, of Official Records

An agreement to modify the terms and provisions of said deed of trust as therein provided

Executed by:	El Segundo Power, LLC, a Delaware limited liability company and Deutsche Bank Trust Company Americas
Recording Date:    September 09, 2013
Recording No:    2013-1308119, of Official Records

Affects:    Fee Estate

Affects:    A portion of the Land described herein and other land.

27307BII (6/06)    23
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

SCHEDULE B – Part II
(Continued)

4.	A deed of trust which purports to secure performance of an agreement referred to therein, and any other obligations secured thereby

Dated:    April 17, 2013
Trustor/Grantor:    El Segundo Power, LLC, a Delaware limited liability company Trustee:    Chicago Title Company, a California corporation
Beneficiary:    Deutsche Bank Trust Company Americas
Recording Date:    September 09, 2013
Recording No:    2013-1308120, of Official Records

An agreement to modify the terms and provisions of said deed of trust as therein provided

Executed by:	El Segundo Power, LLC, a Delaware limited liability company and Deutsche Bank Trust Company Americas
Recording Date:    September 09, 2013
Recording No:    2013-1308121, of Official Records

Affects:    Fee Estate

Affects:    A portion of the Land described herein and other land.

End of Schedule B – Part II

This is a pro forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insured. The inclusion of endorsements as a part of the pro forma policy in no way evidences the willingness of the company to provide any affirmative coverage shown therein. There are requirements which must be met before a final policy can be issued in the same form as the pro forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

Additional Matters may be added or other amendments may be made to this pro forma policy by reason of any defects, liens or encumbrances that appear for the first time in the Public Records or come to the attention of the Company and are created or attached between the issuance of this pro forma policy and the issuance of a policy of title insurance. The Company shall have no liability because of such addition or amendment.

27307BII (6/06)    24
ALTA Loan Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued By
Fidelity National Title Insurance Company Restrictions, Encroachments, Minerals

The Company insures against loss or damage sustained by the Insured by reason of:

1.The existence, at Date of Policy, of any of the following unless expressly excepted in Schedule B:

a.Present violations on the Land of any covenants, conditions, or restrictions, or any existing improvements on the Land that violate any building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

b.	Any instrument referred to in Schedule B as containing covenants, conditions, or restrictions on the Land that, in addition,
(i) establishes an easement on the Land, (ii) provides for an option to purchase, a right of first refusal, or the prior approval of a future purchaser or occupant, or (iii) provides a right of reentry, possibility of reverter, or right of forfeiture because of violations on the Land of any enforceable covenants, conditions, or restrictions.

c.Any encroachment of existing improvements located on the Land onto adjoining land, or any encroachment onto the Land of existing improvements located on adjoining land.

d.Any encroachment of existing improvements located on the Land onto that portion of the Land subject to any easement excepted in Schedule B.

e.Any notices of violation of covenants, conditions, or restrictions relating to environmental protection recorded or filed in the Public Records.

2.Damage to existing buildings that are located on or encroach upon that portion of the Land subject to any easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purpose for which it was granted or reserved.

3.Damage to improvements (excluding lawns, shrubbery, or trees) located on the Land on or after Date of Policy resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals excepted from the description of the Land or excepted in Schedule B.

4.Any final court order or judgment requiring the removal from any land adjoining the Land of any encroachment, other than fences, landscaping, or driveways, excepted in Schedule B.

5.Any final court order or judgment denying the right to maintain any existing building on the Land because of any violation of covenants, conditions, or restrictions, or building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

Wherever in this endorsement the words "covenants, conditions, or restrictions" appear, they do not include the terms, covenants, conditions, or limitations contained in an instrument creating a lease.

As used in paragraphs 1.a. and 5, the words "covenants, conditions, or restrictions" do not include any covenants, conditions, or restrictions (a) relating to obligations of any type to perform maintenance, repair, or remediation on the Land, or (b) pertaining to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances, except to the extent that a notice of a violation or alleged violation affecting the Land has been recorded or filed in the Public Records at Date of Policy and is not excepted in Schedule B.

Restrictions, Encroachments, Minerals - Custom Page 1 of 2

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

Restrictions, Encroachments, Minerals - Custom Page 1 of 2

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company

The Company insures against loss or damage sustained by the Insured in the event that the owners of the easements referred to in paragraphs 4, 6, 8, 9 and 10 of Schedule B shall, for the purpose of exercising the right of use or maintenance of said easements, compel the removal of any portion of the improvements on the Land which encroach upon said easement.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company Easement, Access to Public Street

The Company insures against loss or damage sustained by the Insured by reason of the failure of the easement described in Section 1.2.12 of the Amended and Restated Ground Lease and Easement Agreement shown in Schedule A to provide the owner of the Title with ingress and egress to and from a public street known as Vista Del Mar Boulevard.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Jeremy L. Evans of Psomas dated January 10, 2014, and designated Job No. 2NRG010101.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA

Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company Contiguity Endorsement
The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described in Schedule A to be contiguous along their common boundaries.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA

Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E487 ALTA 8.2-06 Commercial Environmental Lien (10-16-08)    Page 1of 1

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the invalidity or unenforceability of the lien of the Insured Mortgage on the ground that making the loan secured by the Insured Mortgage constituted a violation of the "doing business" laws of the State where the Land is located because of the failure of the Insured to qualify to do business under those laws.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E493 ALTA 24-06 Doing Business (10-16-08)    Page 1of 1

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the invalidity or unenforceability of the lien of the Insured Mortgage as security for the Indebtedness because the loan secured by the Insured Mortgage violates the usury law of the state where the Land is located.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E497 ALTA 27-06 Usury (10-16-08)    Page 1 of 1

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company
Utility Facility
The Company insures the Insured against loss or damage that the Insured may sustain by reason of the failure of the following lines

☑ ☑	Water Electrical power	☑ ☑	Natural gas Sanitary sewer	☑ ☑	Telephone Storm water drainage
☑	Television Cable	☐		☐

to enter and service the premises described in Schedule A, either:

(i) directly from a public line located in a public roadway, or (ii) across private property to a public line in a public roadway pursuant to a permanent recorded easement.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company

The Company insures against loss or damage sustained by the Insured if the exercise of the granted or reserved rights to use or maintain the easement(s) referred to in Exception(s) 4, 6, 8, 9 and 10 of Schedule B results in:

(1)	damage to an existing building located on the Land, or

(2)	enforced removal or alteration of an existing building located on the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued By
Fidelity National Title Insurance Company

1.	As used in this endorsement, the following terms shall mean:

a.
"Evicted" or "Eviction": (a) the lawful deprivation, in whole or in part, of the right of possession insured by this policy, contrary to the terms of the Lease or (b) the lawful prevention of the use of the Land or the Tenant Leasehold Improvements for the purposes permitted by the Lease, in either case as a result of a matter covered by this policy.

b.	"Lease": the lease described in Schedule A.

c.	"Leasehold Estate": the right of possession granted in the Lease for the Lease Term.

d.	"Lease Term": the duration of the Leasehold Estate, as set forth in the Lease, including any renewal or extended term if a valid option to renew or extend is contained in the Lease.

e.
"Personal Property": property, in which and to the extent the Insured has rights, located on or affixed to the Land on or after Date of Policy that by law does not constitute real property because (i) of its character and manner of attachment to the Land and (ii) the property can be severed from the Land without causing material damage to the property or to the Land.

f.	"Remaining Lease Term": the portion of the Lease Term remaining after the Tenant has been Evicted.

g.	"Tenant": the tenant under the Lease and, after acquisition of all or any part of the Title in accordance with the provisions of Section 2 of the Conditions of the policy, the Insured Claimant.

h.
"Tenant Leasehold Improvements": Those improvements, in which and to the extent the Insured has rights, including landscaping, required or permitted to be built on the Land by the Lease that have been built at the Tenant’s expense or in which the Tenant has an interest greater than the right to possession during the Lease Term.

2.	Valuation of Estate or Interest Insured:
If in computing loss or damage it becomes necessary to value the Title, or any portion of it, as the result of an Eviction of the Tenant, then, as to that portion of the Land from which the Tenant is Evicted, that value shall consist of the value for the Remaining Lease Term of the Leasehold Estate and any Tenant Leasehold Improvements existing on the date of the Eviction. The Insured Claimant shall have the right to have the Leasehold Estate and the Tenant Leasehold Improvements affected by a defect insured against by the policy valued either as a whole or separately. In either event, this determination of value shall take into account rent no longer required to be paid for the Remaining Lease Term.

3.	Additional items of loss covered by this endorsement:
If the Insured acquires all or any part of the Title in accordance with the provisions of Section 2 of the Conditions of this policy and thereafter is Evicted, the following items of loss, if applicable to that portion of the Land from which the Insured is Evicted shall be included, without duplication, in computing loss or damage incurred by the Insured, but not to the extent that the same are included in the valuation of the Title determined pursuant to Section 2 of this endorsement, any other endorsement to the policy, or Section 8(a)(iii) of the Conditions:

a.
The reasonable cost of (i) removing and relocating any Personal Property that the Insured has the right to remove and relocate, situated on the Land at the time of Eviction, (ii) transportation of that Personal Property for the initial one hundred miles incurred in connection with the relocation, (iii) repairing the Personal Property damaged by reason of the removal and relocation, and (iv) restoring the Land to the extent damaged as a result of the removal and relocation of the Personal Property and required of the Insured solely because of the Eviction.

27E717 ALTA 13.1-06 Leasehold – Loan (4-2-12)    Page 1 of 2

b.
Rent or damages for use and occupancy of the Land prior to the Eviction that the Insured as owner of the Leasehold Estate may be obligated to pay to any person having paramount title to that of the lessor in the Lease.

c.
The amount of rent that, by the terms of the Lease, the Insured must continue to pay to the lessor after Eviction with respect to the portion of the Leasehold Estate and Tenant Leasehold Improvements from which the Insured has been Evicted.

d.
The fair market value, at the time of the Eviction, of the estate or interest of the Insured in any lease or sublease permitted by the Lease and made by the Tenant as lessor of all or part of the Leasehold Estate or the Tenant Leasehold Improvements.

e.
Damages caused by the Eviction that the Insured is obligated to pay to lessees or sublessees on account of the breach of any lease or sublease permitted by the Lease and made by the Tenant as lessor of all or part of the Leasehold Estate or the Tenant Leasehold Improvements.

f.
The reasonable cost to obtain land use, zoning, building and occupancy permits, architectural and engineering services and environmental testing and reviews for a replacement leasehold reasonably equivalent to the Leasehold Estate.

g.
If Tenant Leasehold Improvements are not substantially completed at the time of Eviction, the actual cost incurred by the Insured, less the salvage value, for the Tenant Leasehold Improvements up to the time of Eviction. Those costs include costs incurred to obtain land use, zoning, building and occupancy permits, architectural and engineering services, construction management services, environmental testing and reviews, and landscaping.

4.	This endorsement does not insure against loss, damage or costs of remediation (and the Company will not pay costs, attorneys' fees or expenses) resulting from environmental damage or contamination.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E717 ALTA 13.1-06 Leasehold – Loan (4-2-12)    Page 2 of 2

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company

The Company insures against loss or damage sustained by reason of the failure of the covenants of the lessor or grantor, as the case may be, in favor of the lessee or grantee, as the case may be, under the Amended and Restated Ground Lease and Easement Agreement and the Amended and Restated Easement Agreement recorded August 19, 2011 as Document No. 20111121480 and 20111121481, respectively, to do some act relating to the use, repair, maintenance of the improvements , or payment of taxes and assessments of the real property, or some part thereof, described in Schedule A to be binding, as shown by the Public Records, upon the lessor and each successive owner, during his or her ownership, of any portion of such real property, and upon each mortgagee of a mortgage, or the trustee or beneficiary of a deed of trust, whose interest is derived from the lessor or through any such successive owner thereof, while such mortgagee or trustee or beneficiary is in possession in such capacity.

Provided, however, that no insurance coverage is provided by this endorsement should such covenants fail to bind a successive owner who derives title through: a) a tax deed; b) a foreclosure of a bond or assessment; c) enforcement of a federal tax lien; d) a bankruptcy, as trustee or otherwise; e) a right or lien existing prior to the date of recording of the instrument containing said covenants.

This endorsement does not insure against loss or damage which the insured may sustain by reason of the non performance of any said covenants.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company

The Company insures against loss or damage sustained by reason of the failure of the covenants of the lessor or grantor, as the case may be, in favor of the lessee or the grantee, as the case may be, under the Amended and Restated Ground Lease and Easement Agreement and the Amended and Restated Easement Agreement recorded August 19, 2011 as Document No. 20111121480 and 20111121481, respectively, to refrain from doing or permitting to be done some act relating to the use of the real property, or some part thereof, described in Schedule A to be binding, as shown by the Public Records, upon the lessor and each successive owner, during his or her ownership, of any portion of such real property, and upon each person having any interest therein derived from the lessor or through any such successive owner thereof, except a mortgagee of a mortgage, or the trustee or beneficiary of a deed of trust, while not in possession in such capacity.

Provided, however, that no insurance coverage is provided by this endorsement should such covenants fail to bind a successive owner who derives title through: a) a tax deed; b) a foreclosure of a bond or assessment; c) enforcement of a federal tax lien; d) a bankruptcy, as trustee or otherwise; e) a right or lien existing prior to the date of recording of the instrument containing said covenants.

This endorsement does not insure against loss or damage which the insured may sustain by reason of the non performance of any said covenants.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company First Loss
In the event that a defect, lien, encumbrance, or other matter insured against by this Policy results in loss as determined under the Policy which exceeds (e.g., ten) percent of the Amount of Insurance stated in Schedule A, the amount which the company shall be liable to pay under the Policy shall be determined without requiring maturity of the indebtedness by acceleration or otherwise and without requiring the insured to pursue its remedies against other collateral securing the indebtedness.

In the event a loss is determined to exist under the Policy in accordance with the terms of this Endorsement, Company shall be subrogated to the rights, if any, of the insured at that time (other than maturity of the indebtedness) for any breach of warranty by reason of the defect, lien, encumbrance or other matter insured against. In all other respects, Company agrees that its rights of subrogation shall be subordinate to the rights and remedies which insured has or may have in accordance with paragraph 10 of the Conditions and Stipulations of the Policy.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1.	The invalidity or unenforceability of the lien of the Insured Mortgage resulting from its provisions that provide for changes in the rate of interest.

2.
Loss of priority of the lien of the Insured Mortgage as security for the unpaid principal balance of the loan, together with interest as changed in accordance with the provisions of the Insured Mortgage, which loss of priority is caused by the changes in the rate of interest.

"Changes in the rate of interest", as used in this endorsement, shall mean only those changes in the rate of interest calculated pursuant to the formula provided in the loan documents secured by the Insured Mortgage at Date of Policy.

This endorsement does not insure against loss or damage based upon:

1.	usury, or

2.	any consumer credit protection or truth in lending law.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E486 ALTA 6-06 Variable Rate (10-16-08)    Page 1of 1

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued By
Fidelity National Title Insurance Company
Tax Deed Wiping Out Easement

The Company insures the Insured against loss or damage which the Insured may sustain due to the entry of any final judgment extinguishing the easements described in Schedule A as parcels 5 through 17 of Tract 1 and Parcels 1 and 2 of Tract 2, or denying or limiting the use thereof by reason of the issuance of a tax deed for nonpayment of any general real estate tax or special assessment for improvements levied against the taxable parcel identified as follows:

4138-029-004

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued By
Fidelity National Title Insurance Company Interest Rate Protection

The Company hereby also insures the Insured against loss or damage that may be sustained by the Insured by reason of a final decree entered by a court of competent jurisdiction finding that the insured Mortgage, as it secures the "Default Rate" as defined in Appendix A (Defined Terms and Rules of Interpretation) paragraph 1 of the Credit Agreement secured by the insured Mortgage and referred to in said insured Mortgage:

(1)is invalid or unenforceable, or

(2)does not, at the Effective Date of the Policy, share the same priority in relation to any other claims or liens against the land as is afforded the principal of the loan secured by the insured Mortgage at the Effective Date of the Policy.

Nothing contained in this Endorsement shall be construed as insuring against loss or damage sustained or incurred by reason of:

(1)any usury, consumer credit protection or truth in lending law;

(2)costs, expenses or attorney's fees required to obtain a determination, by judicial proceedings or otherwise, of the amount of interest calculated pursuant to the Default Rate. Nothing in this Endorsement shall be construed as insuring a determination by a court of competent jurisdiction of the amount of the interest calculated pursuant to the Default Rate, but it does insure that the amount of interest calculated pursuant to the Default Rate which is determined by a court of competent jurisdiction to be outstanding and owed is secured by the insured Mortgage with the same priority in relation to any other claims or liens against the land as is afforded the principal of the loan secured by the Mortgage;

(3)invalidity or unenforceability of the lien of the insured mortgage with respect to interest calculated pursuant to the Default Rate due after the filing of a petition for relief under the Bankruptcy Code (11 U.S.C.) by, on behalf of, or with respect to the then owner of an interest in the land described in this Policy; or

(4)	environmental protection liens arising or filed for record subsequent to the Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued By
Fidelity National Title Insurance Company Going Concern

The Company agrees that in the event it becomes necessary to calculate loss or damage to the Insured arising from a Covered Matter (as hereinafter defined), the calculation of such loss or damage shall include the diminution of value, if any, of the other estates or interests insured by this Policy and described in Schedule A of this Policy, to the extent that said diminution is directly or indirectly caused by the covered matter and is not otherwise included in said calculation. A "Covered Matter" is any defect, lien or encumbrance, other than as shown in Schedule B or excluded by the exclusions from coverage in the Policy, which affects any easement or license described in Schedule A of this Policy, causing loss or damage to the Insured under the terms of this Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued By
Fidelity National Title Insurance Company Personalty

The Company hereby agrees that, in the event of a loss otherwise insured against by this Policy, such loss shall include the interest of the Insured in any improvements, including the electrical generating fixtures and equipment, which for the purpose of Paragraph 1(i) of the Conditions are hereby deemed to be real property, located on, adjacent or contiguous to, attached, affixed or otherwise connected to or used in connection with all or any portion of the Land on or after Date of Policy, regardless of whether such improvements are characterized by any parties or by state law as real or personal property.

Notwithstanding the aforesaid, should said improvements or fixtures be determined to be personal property, according to the final determination of a court of competent jurisdiction, this Endorsement should not be construed to insure the status of title to same.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA

Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued By
Fidelity National Title Insurance Company Lender Group Variations

The Company has been advised that the holder of the indebtedness secured by the Insured Mortgage is or will be a group of lenders, the composition of which may change from time to time by reason of the addition of new members, the depletion of members or changes in the relative participation of members (the "Lender Group").

This Policy insures the Insured against loss or damage arising from a claim that the priority of the lien of the Insured Mortgage is lost or subordinated by reason of the exchange and/or replacement of promissory notes running to the individual participating lenders of the Lender Group.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company

The Company insures against loss or damage sustained by reason of the failure of the Land described as Parcels 1 through 4 of Tract 1 in Schedule A to constitute a lawfully created parcels according to the Subdivision Map Act (Section 66410, et seq., of the California Government Code) and local ordinances adopted pursuant thereto.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company

The policy is hereby amended by deleting Paragraph 13 of the Conditions, relating to Arbitration.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company Validity of Lease

The Company insures against loss or damage sustained by reason of any defect in the execution of the lease referred to in Tract 1 of Schedule A of the policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued By
Fidelity National Title Insurance Company Guaranty Endorsement

The Company has been informed by the insured that certain of the obligations secured by the lien of the insured mortgage consist of a guaranty of the repayment of a loan or loans made, or to be made, to a person or entity other than the mortgagor under the insured mortgage. Subject to the Exclusions from Coverage and the Exceptions from Coverage in Schedule B, the Company agrees as follows:

1.The insurance provided by this policy respecting the priority of the lien of the insured mortgage as security for the guaranty of payment of any amounts of said loan or loans which are actually disbursed at Date of Policy shall be the identical to that which the policy would provide if the insured mortgage directly secured the repayment of the loan or loans; and

2.	The Company insures the insured against loss or damage arising from failure of the following assurances to be true:

Advances made subsequent to the Date of Policy and in accordance with the terms of the Insured Mortgage providing security for revolving credit loan advances pursuant to the Credit Agreement and during the term provided for the revolving credit loan advances will be secured by the Insured Mortgage with the same priority over liens, encumbrances and the rights of purchasers for value without notice that this Policy insures to exist for amounts secured by the Insured Mortgage which were advanced prior to the Date of Policy.

The insurance provided by this Endorsement is not subject to Paragraph 3(d) of the Exclusions from Coverage and Paragraph 8(b) of the Conditions and Stipulations of this policy to the extent that it is inconsistent with them.

The insurance provided by this Endorsement is subject to the following provisions:

a.Every advance purporting to be made pursuant to the Insured Mortgage which, together with all other indebtedness and sums secured by it, exceeds the maximum principal amount to be outstanding at any time as stated in the Insured Mortgage is excluded from the assurances of this Endorsement.

b.Losses due to the following matters which arise, occur or attach to the title to the land or affect the Insured Mortgage after Date of Policy are excepted from the insurance provided by this Endorsement:

(i)Taxes, assessments, costs, charges, damages and other obligations to the government secured by statutory liens;

(ii)The effect of any bankruptcy affecting the estate or interest of the debtors or any present or future holders of any interest in the title to the land;

(iii)	Liens, encumbrances, conveyances and other matters actually known to the insured prior to the advance;

(iv)	Mechanic's and Materialmen's liens.

(v)(Missouri only) Advances made subsequent to notice of termination unless the lender complies with paragraph 9 of Section 443.0355 Missouri Statutes.

The total liability of the Company under said policy and any endorsements thereof shall not exceed, in the aggregate, the Amount of Policy stated in Schedule A and costs, attorneys fees and expenses which the Company may become obligated to pay by the terms of the Conditions and Stipulations of this Policy.

This Endorsement is made a part of the policy and is subject to all the terms and provisions thereof and all endorsements thereto. Except to the extent expressly stated herein, this Endorsement does not modify any of the terms and provisions of the policy and does not change the Date of Policy or increase the Amount of Policy shown in Schedule A. This Endorsement is subject to and does not modify the Exceptions from Coverage in the Policy and terms of any Endorsements to the Policy.

Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:

Pro Forma Specimen

Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company Covenants, Conditions and Restrictions,Violations

The Company insures against loss or damage sustained by reason of any existing violations on the Land of the covenants, conditions and restrictions contained in the documents referred to in paragraphs 16 and 17 of Schedule B.

As used in this endorsement, the words "covenants, conditions or restrictions" do not refer to or include any covenant, condition or restriction (a) relating to obligations of any type to perform maintenance, repair or remediation on the Land, or
(b) pertaining to environmental protection of any kind or nature, including hazardous or toxic matters, conditions or substances except to the extent that a notice of a violation or alleged violation affecting the Land has been recorded in the Public Records at Date of Policy and is not excepted in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued by
Fidelity National Title Insurance Company

1.	The Company insures against loss or damage sustained by the Insured in the event that, at Date of Policy,

a.	according to applicable zoning ordinances and amendments, the Land is not classified Zone M2;

b.	the following use or uses are not allowed under that classification: Uses described in CEC-800-2005-001 and/or CEC-800-2010-015c.
There shall be no liability under this paragraph 1.b. if the use or uses are not allowed as the result of any lack of compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses. This paragraph 1.c. does not modify or limit the coverage provided in Covered Risk 5.

2.
The Company further insures against loss or damage sustained by the Insured by reason of a final decree of a court of competent jurisdiction either prohibiting the use of the Land, with any existing structure, as specified in paragraph 1.b.; or requiring the removal or alteration of the structure, because, at Date of Policy, the zoning ordinances and amendments have been violated with respect to any of the following matters:

a.	Area, width, or depth of the Land as a building site for the structure

b.	Floor space area of the structure

c.	Setback of the structure from the property lines of the Land

d.	Height of the structure, or

e.	Number of parking spaces.

3.	There shall be no liability under this endorsement based on:

a.	the invalidity of the zoning ordinances and amendments until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses;

b.	the refusal of any person to purchase, lease or lend money on the Title covered by this policy.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E604 ALTA 3.1-06 Zoning – Completed Structure (10-22-09)
Page 1of 1

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued By
Fidelity National Title Insurance Company Survey Encroachment
The Company insures against loss or damage sustained by the insured as a result of any party compelling the removal from any land adjoining the land described in Schedule A of any of the encroachments shown in Exception 14 of Schedule B, Part I.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued By
Fidelity National Title Insurance Company Future Insurance

The Company agrees that if (a) the Insured or any of its affiliates acquire the Title in satisfaction of the Indebtedness, and thereafter transfer the Title to a good faith purchaser for value, or (b) a good faith purchaser for value acquires the Title at a regularly conducted foreclosure sale under the Insured Mortgage, the Company will issue an ALTA Owner’s Policy (“Owner’s Policy”) insuring Title in the purchaser. The amount of insurance to be issued will not exceed the fair market value of the Land at the date of the application. In the event a claim has been made or is pending against the Company, or a defect in the Title has been discovered, the Company shall not be required to issue insurance against such claim or defect for an amount greater than the face amount of this policy. Upon receipt of the application to issue an Owner’s Policy, the Company will extend its examination of the Title to the then current date, and will then issue its Owner’s Policy with the same exceptions and endorsements (to the extent applicable to an owner) as this policy, subject to any liens, encumbrances or other matters affecting the Title which shall have intervened, or occurred, or become for the first time disclosed of record between the date of this policy and the date of the Owner’s Policy, except for any such matters which may have been extinguished by the foreclosure of the Insured Mortgage.

The insurance to be issued shall be subject to rules, regulations and rates in effect at the date the Owner’s Policy is issued. The Company shall not be obligated to issue additional insurance coverage which would exceed the amount of the usual reinsurance retention of the Company if, after the exercise of reasonable effort, the Company is unable to obtain reinsurance or co-insurance as may be required in order for it to issue the full amount of additional insurance for which application is made.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:

Pro Forma Specimen

Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23036266-AL
Issued By
Fidelity National Title Insurance Company

The Company insures against loss or damage sustained by the Insured if the enforcement of the rights, interests or claims referred to in Exception 14 of Schedule B results in:

(1)material interference with the use of the Land for the purposes set forth in the Amended and Restated Ground Lease and Easement Agreement and the Amended and Restated Easement Agreement described in Schedule A; or

(2)enforced removal or alteration of an existing improvement (including any such improvement referred to in Exception 14 of Schedule B) located on the Land that encroaches onto adjoining land or onto that portion of the Land subject to an easement.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PRO FORMA
Fidelity National Title Insurance Company

Countersigned by:
Pro Forma Specimen
Authorized Signature

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.